Marchex Reports Third Quarter 2008 Financial Results

SEATTLE, WA - November 5, 2008 - Marchex, Inc. (NASDAQ: MCHX), a local search and advertising company, today reported its results for the third quarter ended September 30, 2008.

Third Quarter 2008 Consolidated Financial Results

•	Revenue was $37.2 million for the third quarter of 2008, compared to $33.5 million for the same period of 2007.

•

GAAP net income applicable to common stockholders was $1.3 million for the third quarter of 2008 or $0.04 per diluted share. This compares to GAAP net loss applicable to common stockholders of $1.5 million or $0.04 per diluted share for the same period of 2007. The third quarter 2008 results included non-cash stock-based compensation expense recorded under the fair value method of $3.2 million, compared to non-cash stock-based compensation expense of $3.0 million for the same period in 2007.

•

We provide a reconciliation of GAAP diluted EPS to Adjusted non-GAAP EPS in the financial tables attached to this press release and encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures. Adjusted non-GAAP EPS for the third quarter of 2008 was $0.11, compared to $0.07 for the same period of 2007. Some Wall Street analysts use non-GAAP measures to analyze our operating results, which may include adjusted non-GAAP EPS, adjusted operating income before amortization and adjusted EBITDA. We present GAAP measures with equal or greater prominence than non-GAAP measures and such non-GAAP measures should not be considered a substitute for, or superior to, GAAP results.

•

Adjusted operating income before amortization was $6.6 million for the third quarter of 2008, compared to $4.8 million for the same period of 2007. A reconciliation of non-GAAP adjusted operating income before amortization to GAAP operating income and GAAP net income is included in the financial tables attached to this release.

•

Adjusted EBITDA was $8.9 million in the third quarter of 2008, compared to $7.3 million for the same period of 2007. A reconciliation of operating income before taxes, depreciation, amortization and gain/loss on sales and disposals of intangible assets to GAAP net cash provided by operating activities is included in the financial tables attached to this release.

“In the third quarter, we continued to focus Marchex’s business around our local and strategic initiatives. Because of this focus and the investments we made in our partners and products throughout 2008, we have hit the major operational milestones we laid out at the beginning of the year, including launching a major update to our industry leading local advertising platform,” said Russell C. Horowitz, Marchex Chairman and CEO. “The current economic climate is challenging for advertisers and we are realistic about the impact the fluid economic conditions will have on the advertising sector as a whole for the foreseeable future. However, we believe that the local online opportunity will outpace overall Internet advertising on a relative basis, and that Marchex is very well positioned in local, one of the most important markets within Internet advertising over the next several years. We believe our strong operating cash flow characteristics, product and partnership pipeline, cash-rich and debt free balance sheet, in conjunction with our continued financial discipline, will enable us to weather the economic headwinds and come out in a better relative position as the economy recovers.”

Operating Highlights

Local Advertising Services: For the third quarter of 2008, revenue from Local Advertising Services was $17.5 million. In the third quarter, Marchex added more than 5,000 new advertisers through its local aggregator partnerships and direct sales channel. Marchex now has more than 80,000 advertisers using its products and services. While it is more difficult to predict advertiser growth rates in the current economy, Marchex still expects to reach its previously stated goal of 100,000 local advertisers using Marchex products and services by the end of 2009.

Local Search Network (proprietary traffic sources): For the third quarter of 2008, revenue from Marchex’s Local Search Network was $19.7 million. Additionally, Marchex attracted more than 33 million unique visitors for the month of September 2008 and delivered more than 180 million revenue-generating events and referrals in the third quarter. Unique visitor statistics are based on internal traffic logs, which calculate unique IP (Internet protocol) addresses on an unduplicated basis during a given month.

Non-Operating Highlights

During the third quarter of 2008, Marchex purchased 745,000 shares of its outstanding Class B common stock for a total price of $8.5 million, bringing its total shares repurchased under its stock repurchase program to 4.6 million shares, or 12% of its outstanding common stock.

Marchex Financial Guidance

The following forward-looking statements reflect Marchex’s expectations as of November 5, 2008.

Marchex is revising its guidance for fiscal year 2008 (Year ending December 31, 2008):

Revenue estimate:	$146.5 million to $148 million

Adjusted operating income before amortization estimate:	$22.4 million to $23.2 million

Adjusted EBITDA: For adjusted EBITDA, Marchex anticipates add-backs of $9.5 million or more in additional depreciation and amortization to its adjusted operating income before amortization range, implying an adjusted EBITDA of $31.9 million to $32.7 million for 2008.

Guidance for fourth quarter 2008:

Revenue estimate:	$35 million to $36.5 million

Adjusted operating income before amortization estimate:	$5.3 million to $6.1 million

Adjusted EBITDA: For adjusted EBITDA, Marchex anticipates add-backs of approximately $2.0 million in additional depreciation and amortization to its adjusted operating income before amortization range, implying an adjusted EBITDA of approximately $7.3 million to $8.1 million for the fourth quarter 2008.

For the fourth quarter of 2008, Marchex anticipates a sequentially down quarter in the Local Advertising Services line as Marchex continues to deemphasize its Sitebox product for third-party domain owners, sees general weakness in advertising budgets compared to the third quarter, and as it completes the migration of a legacy customer out of Voice Services. Marchex also anticipates a modest impact to its Local Search Network on a sequential basis as it slows the rate at which it expands its direct inventory while focusing on product initiatives to continue improving relevancy.

Conference Call and Webcast Information

Management will hold a conference call, starting at 5:00 p.m. EST on Wednesday, November 5, 2008 to discuss its third quarter 2008 financial results and other company updates. To access the call by live Webcast, please log onto the Investor Relations section of the Marchex Web site (www.marchex.com/investors/earningsreleases.html). An archived version of the Webcast will also be available, beginning two hours after completion of the call, at the same location.

About Marchex, Inc.

Marchex (www.marchex.com) is a local search and advertising company. Marchex’s innovative advertising platform delivers search- and call-based marketing products and services for local and national advertisers. Marchex’s local search network, one of the largest online, helps consumers make better, more informed local decisions through its content-rich Web sites that reach tens of millions of unique visitors each month.

Forward Looking Statements

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues and other financial guidance, acquisitions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex’s actual results to differ materially from those indicated by such forward-looking statements which are described in the “Risk

Factors” section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of November 5, 2008 and Marchex undertakes no duty to update the information provided herein.

Non-GAAP Financial Information

To supplement Marchex’s consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including OIBA, Adjusted OIBA, Adjusted EBITDA and Adjusted non-GAAP EPS. Marchex also provides Pro Forma Revenue information for the three and nine months ended September 30, 2007 and 2008 as if the Marchex Voice Services, Inc. acquisition in September 2007 occurred as of January 1, 2007.

OIBA represents income (loss) from operations plus (1) stock-based compensation expense and (2) amortization of acquired intangible assets. This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Additionally, Marchex’s management uses Adjusted OIBA which excludes (1) any gain/loss on sales and disposals of intangible assets and (2) facility relocation as these are viewed as non-recurring in nature. Adjusted OIBA is the basis on which Marchex’s internal budgets are based and by which Marchex’s management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex’s consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other non-cash and non-recurring expenses. Adjusted EBITDA represents income before interest, income taxes, depreciation, amortization, stock compensation expense, and gain/loss on sales of intangible assets. Marchex believes that Adjusted EBITDA is another alternative measure of liquidity to GAAP net cash provided by operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex’s management to measure its ability to fund operations and its financing obligations.

Adjusted non-GAAP EPS represents Adjusted Net Income divided by weighted average fully diluted shares outstanding for Adjusted non-GAAP EPS purposes. Adjusted Net Income generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain non-recurring items and represents net income (loss) available to common stockholders plus: (1) stock based compensation expense, (2) amortization of acquired intangible assets, (3) gain/loss on sales and disposals of intangible assets, (4) other income (expense), (5) facility relocation and less (6) discount on preferred stock redemption. Adjusted non-GAAP EPS includes dilution from options and warrants per the treasury stock method, includes the weighted average number of all potential common shares relating to convertible preferred stock and restricted stock and excludes the weighted average common share equivalents for redeemed preferred shares. Shares outstanding for Adjusted non-GAAP EPS purposes are therefore higher than shares outstanding for GAAP EPS purposes. Financial analysts and investors may use Adjusted non-GAAP EPS to analyze Marchex’s financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions and to evaluate a company’s operating performance compared to that of other companies in its industry.

Marchex’s management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company’s results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. These non-GAAP terms, as defined by Marchex, may not be comparable to similarly titled measures used by other companies. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Marchex Investor Relations:

Trevor Caldwell

Telephone: 206.331.3600

Email: ir(at)marchex.com

Marchex Press:

P. Kevin Horn

Telephone: 206.331.3474

Email: khorn(at)marchex.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	Three Months Ended September 30,
	2007	2008
Revenue	$33,493,588	$37,157,530

Expenses:
Service costs (1)	18,815,633	15,443,871
Sales and marketing (1)	5,028,698	8,462,898
Product development (1)	3,302,726	4,750,136
General and administrative (1)	4,552,858	5,156,542
Amortization of intangible assets from acquisitions	4,007,342	3,165,566

Total operating expenses	35,707,257	36,979,013

Gain on sales and disposals of intangible assets, net	126,569	1,611,341

Income (loss) from operations	(2,087,100)	1,789,858
Interest income and other, net	661,365	999,218

Income (loss) before provision for income taxes	(1,425,735)	2,789,076
Income tax expense	95,311	1,431,120

Net income (loss)	(1,521,046)	1,357,956
Convertible preferred stock dividends	16,991	11,928

Net income (loss) applicable to common stockholders	$(1,538,037)	$1,346,028

Basic net income (loss) applicable to Class A and Class B common stockholders	$(0.04)	$0.04
Diluted net income (loss) applicable to Class A and Class B common stock holders	$(0.04)	$0.04
Shares used to calculate basic net income (loss) per share applicable to common stockholders
Class A	11,559,216	10,959,216
Class B	27,544,679	25,207,357
Shares used to calculate diluted net income (loss) per share applicable to common stockholders
Class A	11,559,216	10,959,216
Class B	39,103,895	36,852,998
(1) Includes stock-based compensation allocated as follows:
Service costs	$151,790	$188,564
Sales and marketing	374,448	587,014
Product development	603,073	553,013
General and administrative	1,856,638	1,919,405

Total	$2,985,949	$3,247,996

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	Nine Months Ended September 30,
	2007	2008
Revenue	$102,382,626	$111,563,744

Expenses:
Service costs (1)	50,821,449	51,745,487
Sales and marketing (1)	19,651,548	23,330,681
Product development (1)	8,563,161	13,189,709
General and administrative (1)	12,791,276	15,190,526
Amortization of intangible assets from acquisitions	12,604,730	10,879,203
Facility relocation	121,124	—

Total operating expenses	104,553,288	114,335,606

Gain on sales and disposals of intangible assets, net	282,079	3,766,608

Income (loss) from operations	(1,888,583)	994,746
Interest income and other, net	2,121,666	1,416,624

Income before provision for income taxes	233,083	2,411,370
Income tax expense	982,077	1,824,396

Net income (loss)	(748,994)	586,974
Convertible preferred stock dividends and discount on preferred stock redemption, net	(113,039)	(32,657)

Net income (loss) applicable to common stockholders	$(635,955)	$619,631

Basic net income (loss) per share applicable to Class A and Class B common stockholders	$(0.02)	$0.02
Diluted net income (loss) per share applicable to Class A and Class B common stockholders	$(0.02)	$0.02
Shares used to calculate basic net income (loss) applicable to common stockholders
Class A	11,614,527	10,965,238
Class B	27,835,316	25,860,205
Shares used to calculate diluted net income (loss) applicable to common stock holders
Class A	11,614,527	10,965,238
Class B	39,449,843	37,484,212
(1) Includes stock-based compensation allocated as follows:
Service costs	$302,066	$414,222
Sales and marketing	836,606	1,443,728
Product development	1,543,017	1,360,011
General and administrative	5,534,195	5,766,743

Total	$8,215,884	$8,984,704

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(unaudited)

	December 31, 2007	September 30, 2008
Assets
Current assets:
Cash and cash equivalents	$36,456,307	$29,088,528
Trade accounts receivable, net	18,307,386	19,555,766
Prepaid expenses and other current assets	2,118,390	3,357,625
Refundable taxes	1,693,695	3,717,520
Deferred tax assets	867,465	1,207,027

Total current assets	59,443,243	56,926,466
Property and equipment, net	7,357,903	6,406,618
Deferred tax assets	7,447,315	8,245,650
Intangibles and other assets, net	17,381,827	14,584,907
Goodwill	204,766,826	204,785,718
Intangible assets from acquisitions, net	23,797,231	12,892,421

Total assets	$320,194,345	$303,841,780

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$11,625,779	$11,075,737
Accrued expenses and other current liabilities	3,668,342	6,319,468
Deferred revenue	2,906,379	2,323,834

Total current liabilities	18,200,500	19,719,039
Other non-current liabilities	105,370	42,253

Total liabilities	18,305,870	19,761,292
Stockholders’ equity:
Convertible preferred stock	1,446,649	964,689
Class A common stock	113,717	112,217
Class B common stock	321,061	286,655
Treasury stock	(22,116,275)	(8,526,660)
Additional paid-in capital	329,835,529	298,412,133
Accumulated deficit	(7,712,206)	(7,168,546)

Total stockholders’ equity	301,888,475	284,080,488

Total liabilities and stockholders’ equity	$320,194,345	$303,841,780

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of Revenue to Pro Forma Revenue

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2008	2007	2008
Revenue, as reported	$33,493,588	$37,157,530	$102,382,626	$111,563,744
Marchex Voice Services, Inc. pro forma revenue	713,693	—	1,675,712	—

Pro forma Revenue	$34,207,281	$37,157,530	$104,058,338	$111,563,744

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Net Income (Loss) to Operating Income Before Amortization (OIBA) and

Adjusted Operating Income Before Amortization (Adjusted OIBA)

(unaudited)

	Three Months Ended September 30,
	2007	2008
Net income (loss) applicable to common stockholders	$(1,538,037)	$1,346,028
Convertible preferred stock dividends	16,991	11,928

Net income (loss)	(1,521,046)	1,357,956
Income tax expense	95,311	1,431,120

Income (loss) before provision for income taxes	(1,425,735)	2,789,076
Interest income and other, net	(661,365)	(999,218)

Income (loss) from operations	(2,087,100)	1,789,858
Stock-based compensation	2,985,949	3,247,996
Amortization of intangible assets from acquisitions	4,007,342	3,165,566

Operating income before amortization (OIBA)	4,906,191	8,203,420
Gain on sales and disposals of intangible assets, net	(126,569)	(1,611,341)

Adjusted operating income before amortization (Adjusted OIBA)	$4,779,622	$6,592,079

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Net Income (Loss) to Operating Income Before Amortization (OIBA) and

and Adjusted Operating Income Before Amortization (Adjusted OIBA)

(unaudited)

	Nine Months Ended September 30,
	2007	2008
Net income (loss) applicable to common stockholders	$(635,955)	$619,631
Convertible preferred stock dividends and discount on preferred stock redemption, net	(113,039)	(32,657)

Net income (loss)	(748,994)	586,974
Income tax expense	982,077	1,824,396

Income before provision for income taxes	233,083	2,411,370
Interest income and other, net	(2,121,666)	(1,416,624)

Income (loss) from operations	(1,888,583)	994,746
Stock-based compensation	8,215,884	8,984,704
Amortization of intangible assets from acquisitions	12,604,730	10,879,203

Operating income before amortization (OIBA)	18,932,031	20,858,653
Facility relocation	121,124	—
Gain on sales and disposals of intangible assets, net	(282,079)	(3,766,608)

Adjusted operating income before amortization (Adjusted OIBA)	$18,771,076	$17,092,045

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation from Net Cash provided by Operating Activities to Adjusted EBITDA

(unaudited)

	Three Months Ended September 30,
	2007	2008
Net cash provided by operating activities	$10,811,786	$8,150,565
Changes in asset and liabilities, net of effects of acquisitions	(2,958,623)	338,003
Provision for income taxes	95,311	1,431,120
Other item - facility relocation	(9,025)	54
Interest income and other	(661,365)	(998,199)
Income and excess tax benefits related to stock options	16,214	6,722

Adjusted EBITDA	$7,294,298	$8,928,265

Net cash (used in) provided by investing activities	$(13,448,258)	$1,026,715

Net cash used in financing activities	$(14,059,451)	$(9,067,710)

	Nine Months Ended September 30,
	2007	2008
Net cash provided by operating activities	$27,572,469	$19,360,092
Changes in asset and liabilities, net of effects of acquisitions	(3,517,697)	4,816,715
Provision for income taxes	982,077	1,824,396
Other item - facility relocation	8,081	(2,918)
Interest income and other	(2,124,909)	(1,413,750)
Income and excess tax benefits related to stock options	2,462,978	60,263

Adjusted EBITDA	$25,382,999	$24,644,798

Net cash (used in) provided by investing activities	$(25,798,141)	$943,672

Net cash used in financing activities	$(10,683,815)	$(27,671,543)

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(unaudited)

	Three Months Ended September 30,
	2007	2008
Adjusted Non-GAAP EPS	$0.07	$0.11

Net income (loss) per Class B share applicable to common stockholders - diluted (GAAP EPS)	$(0.04)	$0.04
Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	39,103,895	36,852,998
Net income (loss) applicable to common stockholders	$(1,538,037)	$1,346,028
Stock-based compensation	2,985,949	3,247,996
Amortization of intangible assets from acquisitions	4,007,342	3,165,566
Gain on sales and disposals of intangible assets, net	(126,569)	(1,611,341)
Interest income and other, net	(661,365)	(999,218)
Estimated impact of income taxes	(1,646,194)	(942,399)

Adjusted Non-GAAP net income applicable to common stockholders	$3,021,126	$4,206,632

Adjusted Non-GAAP EPS	$0.07	$0.11

Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	39,103,895	36,852,998
Weighted average stock options and warrants and common shares subject to repurchase or cancellation (if applicable)	3,731,286	2,548,206

Shares used to calculate Adjusted Non-GAAP EPS	42,835,181	39,401,204

For Adjusted Non-GAAP EPS, the impact of restricted stock (common shares subject to repurchase or cancellation) is based on the weighted average of restricted stock outstanding as compared with diluted shares for GAAP purposes, which included restricted stock on a treasury stock method basis.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(unaudited)

	Nine Months Ended September 30,
	2007	2008
Adjusted Non-GAAP EPS	$0.28	$0.27

Net income (loss) per Class B share applicable to common stockholders - diluted (GAAP EPS)	$(0.02)	$0.02
Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	39,449,843	37,484,212
Net income (loss) applicable to common stockholders	$(635,955)	$619,631
Discount on preferred stock redemption	(163,867)	(72,990)
Stock-based compensation	8,215,884	8,984,704
Facility relocation	121,124	—
Amortization of intangible assets from acquisitions	12,604,730	10,879,203
Gain on sales and disposals of intangible assets, net	(282,079)	(3,766,608)
Interest income and other, net	(2,121,666)	(1,416,624)
Estimated impact of income taxes	(5,800,927)	(4,329,702)

Adjusted Non-GAAP net income applicable to common stockholders	$11,937,244	$10,897,614

Adjusted Non-GAAP EPS	$0.28	$0.27

Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	39,449,843	37,484,212
Weighted average common share equivalents for redeemed preferred shares	—	(8,411)
Weighted average stock options and warrants and common shares subject to repurchase or cancellation (if applicable)	3,909,677	2,841,487

Shares used to calculate Adjusted Non-GAAP EPS	43,359,520	40,317,288

For Adjusted Non-GAAP EPS, the impact of restricted stock (common shares subject to repurchase or cancellation) is based on the weighted average of restricted stock outstanding as compared with diluted shares for GAAP purposes, which included restricted stock on a treasury stock method basis.